Exhibit 23.1

             INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of ShopKo Stores, Inc. on
Form S-8 of our report dated March 15, 2000, appearing in the Annual Report on Form 10-K of ShopKo Stores,
Inc. for the year (52 weeks) ended January 29, 2000.


/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin
October 3, 2000